Filed pursuant to Rule 497(e)
Registration Nos. 333-86348; 811-21079

Hatteras Alpha Hedged Strategies Fund
Hatteras Hedged Strategies Fund

each a series of Hatteras Alternative Mutual Funds Trust

No Load | Class A | Class C | Institutional Class

October 27, 2014

Supplement to the Prospectuses and
Statement of Additional Information (“SAI”)
dated April 30, 2014, as previously supplemented

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

Addition of Sub-Advisor

The following information supplements the sections titled “Investment Sub-Advisors to Underlying Funds” beginning on page 41 of the Prospectus for Hatteras Alpha Hedged Strategies Fund (the “Combined Prospectus”) and page 10 of the Prospectus for Hatteras Hedged Strategies Fund (the “Hedged Prospectus”).

Longbow Capital Partners, L.P.

Effective immediately, the Board of Trustees has appointed Longbow Capital Partners, L.P. (“Longbow”) as Sub-Advisor to the Underlying Funds Trust to manage a portion of the Underlying Funds’ assets.  The appointment of Longbow does not require shareholder approval under the terms of the exemptive order issued to the Funds by the SEC.  The exemptive order permits the Advisor to hire new Sub-Advisors subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Additionally, the sections on pages 69–73 of the Combined Prospectus, pages 23–27 of the Hedged Prospectus and pages 37–41 of the SAI, describing the sub-advisors to the Underlying Funds, are amended to add the following:

Longbow Capital Partners, L.P.
The Advisor has entered into a Sub-Advisory Agreement with Longbow Capital Partners, L.P. (“Longbow”) to manage a portion of the Market Neutral Portfolio.  Longbow is located at 598 Madison Avenue, 3rd. Floor, New York, New York 10022 and is a registered investment adviser. Longbow provides investment advisory services to private pooled investment vehicles and investment companies.

Please retain this Supplement with your
Prospectuses and SAI for future reference.